SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant [X]

Filed by a party other than the Registrant [_]

Check the appropriate box:

[_]     Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]     Definitive Proxy Statement
[_]     Definitive  Additional Materials
[_]     Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12


                          BENTLEY PHARMACEUTICALS, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


                ------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

        [X]     No fee required

        [_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

                1)      Title of each class of securities  to which  transaction
                        applies:
                        ________________________________________________________

                2)      Aggregate  number  of  securities  to which  transaction
                        applies:
                        ________________________________________________________

                3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                        ________________________________________________________

                4)      Proposed maximum aggregate value of transaction:
                        ________________________________________________________

                5)      Total fee paid:
                        ________________________________________________________

        [_]     Fee paid previously with preliminary materials.

        [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                1)      Amount Previously Paid:
                        ________________________________________________________

                2)      Form, Schedule or Registration Statement No.:
                        ________________________________________________________

                3)      Filing Party:
                        ________________________________________________________

                4)      Date Filed:
                        ________________________________________________________

                          BENTLEY PHARMDCEUTICALS, INC.
                                ONE URBAN CENTRE
                                    SUITE 548
                             4830 WEST KENNEDY BLVD.
                              TAMPA, FLORIDA 33609


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  July 29, 1998

                                                                  Tampa, Florida
                                                                    July 2, 1998

To the Stockholders of
Bentley Pharmaceuticals, Inc.

            NOTICE IS HEREBY GIVEN that the Annual Meeting (the "Meeting") of Stockholders of BENTLEY PHARMACEUTICALS, INC., a Florida corporation (the "Company"), will be held on July 29, 1998 at 9:00 a.m., local time, at Castellana Inter-Continental Hotel, Paseo de la Castellana, 49, Madrid, Spain, 28046, for the purpose of considering and acting upon the following matters:

            (1) The election of one Class I Director to serve until the 2000 Annual Meeting of Stockholders or until the election and qualification of his successor, and the election of two Class II Directors to serve until the 2001 Annual Meeting of Stockholders or until the election and qualification of their respective successors; and

            (2) The transaction of such other business as may properly be brought before the meeting or any adjournment or postponement thereof.

            The Board of Directors has fixed the close of business on July 2, 1998 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting.

            You are cordially invited to attend the Meeting. Whether or not it is your intention to attend the Meeting, you are urged to complete, sign and date the enclosed form of proxy, and return it promptly in the enclosed reply envelope. No postage is required if mailed in the United States. Returning your proxy does not deprive you of your right to attend the Meeting and to vote your shares in person. This solicitation is being made on behalf of the Company's Board of Directors.

                                              By Order of the Board of Directors

                                              /S/ MICHAEL D. PRICE

                                              MICHAEL D. PRICE
                                              Secretary



--------------------------------------------------------------------------------
Recognizing that some stockholders may not be able to attend the Meeting in Madrid, Spain, management of the Company will be scheduling an informational meeting for stockholders to be held in the United States as soon as practicable after the Meeting in Spain. You are invited to attend the informational meeting and discuss the Company's operations with management of the Company at that time. The time, date and location of the informational meeting will be announced by the Company in the near future. Please note that at the informational meeting stockholders will not be asked to vote upon the matters to be presented at the Meeting in Spain.
--------------------------------------------------------------------------------

                          BENTLEY PHARMACEUTICALS, INC.
                                One Urban Centre
                                    Suite 548
                             4830 West Kennedy Blvd.
                              Tampa, Florida 33609

                                   ----------

                                 PROXY STATEMENT

                       For Annual Meeting of Stockholders

                                  July 29, 1998

                                   ----------

            This Proxy Statement, to be mailed to stockholders on or about July 6, 1998, is furnished in connection with the solicitation by the Board of
Directors of Bentley Pharmaceuticals, Inc., a Florida corporation (the "Company"), of proxies in the accompanying form ("Proxy" or "Proxies") for use at the Annual Meeting of Stockholders of the Company to be held on July 29, 1998 at 9:00 a.m., local time, at Castellana Inter-Continental Hotel, Paseo de la Castellana, 49, Madrid, Spain, 28046 and at any adjournments or postponements thereof (the "Meeting").

            All Proxies received will be voted in accordance with the specifications made thereon or, in the absence of any specification, for the director nominees named in this Proxy Statement. Any Proxy given pursuant to this solicitation may be revoked by the person giving it any time prior to the exercise of the powers conferred thereby by notice in writing to Michael D. Price, Secretary of the Company, One Urban Centre, Suite 548, 4830 West Kennedy Blvd., Tampa, Florida 33609, by execution and delivery of a subsequent Proxy or by attendance and voting in person at the Meeting, except as to any matter or matters upon which, prior to such revocation, a vote shall have been cast pursuant to the authority conferred by such Proxy.

            Only holders of record of the Company's issued and outstanding Common Stock, $.02 par value (the "Common Stock"), as of the close of business on July 2, 1998 (the "Record Date") will be entitled to notice of, and to vote at, the Meeting. As of the Record Date, there were issued and outstanding 8,427,694 shares of the Company's Common Stock, each of which is entitled to one vote upon each matter at the Meeting. The holders of a majority of the shares entitled to vote at the Meeting will constitute a quorum for the transaction of business. Proxies submitted which contain abstentions or broker non-votes will be deemed present at the Meeting in determining the presence of a quorum. A plurality of the votes cast at the Meeting at which a quorum is present will be required for the election of Directors. Shares of Common Stock that are voted to abstain and shares which are subject to broker non-votes with respect to any matter will not be considered cast with respect to that matter.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

            The following table sets forth  information as of June 1, 1998 as to
(i) each person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) who is known to the Company to be the beneficial owner of more than five percent of the Company's Common Stock, its only class of voting securities, and (ii) the shares of the Company's

Common Stock beneficially owned by all Executive Officers and Directors of the Company as a group.

                                              Amount and
                                              Nature of
                                              Beneficial                Percent
Name and Address of Beneficial Owner          Ownership (1)             of Class
------------------------------------          -------------             --------

Estate of Richard C. Perry                    3,755,000(2)              37.67%
2635 Century Parkway, N.E.
Suite 1000
Atlanta, GA 30345

Michael McGovern, J.D., C.P.A.                  865,900(3)               9.96
65 Maryeanna Drive N.E.
Atlanta, GA 30342

The Dreyfus Corporation                         590,958(4)               7.01
Mellon Bank Corporation
Premier Aggressive Growth Fund, Inc.
One Mellon Bank Center
Pittsburgh, PA 15258

Light Associates, Inc.                          550,594(5)               6.27
1031 Rosewood Way
Alameda, CA 94501

All current Executive Officers and            1,596,302(6)              17.02
Directors as a group (6 persons)

-----------------
(1) Except as otherwise indicated, all shares of Common Stock are beneficially owned, and sole investment and voting power is held, by the persons named.

(2) Includes 1,000,000 shares of Common Stock which the estate of Mr. Perry has the right to acquire pursuant to presently exercisable stock purchase warrants (the "Warrants") and 540,000 shares which the estate of Mr. Perry has the right to receive upon the conversion of 12% Convertible Senior Subordinated Debentures (the "Debentures").

(3) As reported on the Form 4 dated January 8, 1998. Includes 263,500 shares of Common Stock which Mr. McGovern has the right to acquire pursuant to presently exercisable Warrants.

(4)   As reported on the  Amendment  No. 1 to Schedule  13G,  dated  January 15,
      1998.

(5) As reported on the Amendment No. 8 to Schedule 13D, dated December 26, 1997. Includes 350,000 shares which Light Associates, Inc. have the right to acquire pursuant to presently exercisable Warrants.

(6) Includes 668,599 shares of Common Stock which certain of the current Executive Officers and Directors have a right to acquire pursuant to presently exercisable stock options, 276,000 shares of Common Stock which certain of the current Executive Officers and Directors have a right to acquire pursuant to presently exercisable Warrants and 5,600 shares of Common Stock which certain of the current Executive Officers and Directors have a right to acquire upon the conversion of the Debentures, which Warrants and Debentures were purchased in the 1996 public offering.

                        SECURITY OWNERSHIP OF MANAGEMENT

            The following table sets forth information regarding beneficial ownership of the Company's Common Stock as of June 1, 1998 as to (i) each Director and nominee for Director of the Company, (ii) each Executive Officer of the Company named in the Summary Compensation Table set forth below, and (iii) all current Executive Officers and Directors as a group.

                                          Amount and Nature of           Percent
Name of Beneficial Owner                 Beneficial Ownership (1)       of Class
------------------------                 ------------------------       --------

James R. Murphy                                 276,487(2)                 3.18%
Chairman of the Board, President,
Chief Executive Officer and Director

Robert M. Stote, M.D.                           267,866(3)                 3.09
Senior Vice President, Chief
Science Officer and Director

Michael D. Price                                172,636(4)                 2.01
Vice President, Chief
Financial Officer, Secretary,
Treasurer and Director

Randolph W. Arnegger                              4,413(5)                  *
Director

Charles L. Bolling                                9,000(6)                  *
Director

Michael McGovern, J.D., C.P.A.                  865,900(7)                 9.96
Director

Robert J. Gyurik                                  6,120(8)                  *
Nominee for Director

All current Executive Officers
and Directors as a group (6 persons)          1,596,302(9)                17.02

----------------------------
*     Less than one percent

(1) Except as otherwise indicated, all shares are beneficially owned, and sole investment and voting power is held, by the persons named.

(2) Includes 1,000 shares of Common Stock owned by Mr. Murphy's son as to which Mr. Murphy disclaims beneficial ownership. Also, includes 253,000 shares of Common Stock which Mr. Murphy has the right to acquire pursuant to presently exercisable stock options, 1,500 shares of Common Stock which Mr. Murphy has the right to acquire pursuant to presently exercisable Warrants and 1,200 shares of Common Stock which Mr. Murphy has a right to acquire upon the conversion of the Debentures, which Warrants and Debentures were purchased in the 1996 public offering.


               (Footnote explanations continue on following page)

(3) Includes 239,166 shares of Common Stock which Dr. Stote has the right to acquire pursuant to presently exercisable stock options and 10,000 shares of Common Stock which Dr. Stote has the right to acquire pursuant to presently exercisable Warrants and 4,000 shares of Common Stock which Dr. Stote has a right to acquire upon the conversion of the Debentures, which Warrants and Debentures were purchased in the 1996 public offering.

(4) Includes 101 shares of Common Stock owned by Mr. Price's son as to which Mr. Price disclaims beneficial ownership. Also includes 165,833 shares of Common Stock which Mr. Price has the right to acquire pursuant to presently exercisable stock options and 1,000 shares of Common Stock which Mr. Price has the right to acquire pursuant to presently exercisable Warrants and 400 shares of Common Stock which Mr. Price has a right to acquire upon the conversion of the Debentures, which Warrants and Debentures were purchased in the 1996 public offering.

(5) Includes 3,600 shares of Common Stock which Mr. Arnegger has the right to acquire pursuant to presently exercisable stock options.

(6) Includes 7,000 shares of Common Stock which Mr. Bolling has the right to acquire pursuant to presently exercisable stock options.

(7) Includes 263,500 shares of Common Stock which Mr. McGovern has the right to acquire pursuant to presently exercisable Warrants.

(8) Includes 2,000 shares of Common Stock which Mr. Gyurik has the right to acquire pursuant to presently exercisable Warrants and 800 shares of Common Stock which Mr. Gyurik has the right to acquire upon the conversion of the Debentures, which Warrants and Debentures were purchased in the 1996 public offering.

(9) Includes 668,599 shares of Common Stock which certain of the current Executive Officers and Directors have a right to acquire pursuant to presently exercisable stock options, 276,000 shares of Common Stock which certain of the current Executive Officers and Directors have a right to acquire pursuant to presently exercisable Warrants and 5,600 shares of Common Stock which certain of the current Executive Officers and Directors have a right to acquire upon the conversion of the Debentures, which Warrants and Debentures were purchased in the 1996 public offering.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

            The Company's Articles of Incorporation and By-Laws provide for a classified Board of Directors. The Board is divided into three classes designated Class I, Class II and Class III. The nominees below are being presented for election as a Class I Director to hold office until the 2000 Annual Meeting of Stockholders and Class II Directors to hold office until the 2001 Annual Meeting of Stockholders. The term of each Class III Director is to expire at the 1999 Annual Meeting of Stockholders. Michael McGovern, a Class I nominee, is intended to replace Ehud D. Laska who resigned as a member of the Board of Directors on December 29, 1997. Unless instructed to the contrary, the persons named in the enclosed Proxy intend to cast all votes pursuant to Proxies received in favor of the persons listed under the heading "Nominees" below as Directors. The nominees have indicated to the Company their availability for election. In the event that the nominees should not continue to be available for election, the holders of the Proxies may exercise their discretion to vote for a substitute. Officers hold office until the meeting of the Board of Directors following each Annual Meeting of Stockholders and until their successors have been chosen and qualified.

            The following information is furnished with respect to the nominees and each other continuing member of the Company's Board of Directors.

                                                             CLASS
                                                               OF         YEAR
                                      POSITIONS WITH        DIRECTOR     FIRST
                                      THE COMPANY           (UPON        BECAME
NAME                           AGE    PRESENTLY HELD        ELECTION)   DIRECTOR
----                           ---    --------------        ---------   --------

NOMINEES:

Charles L. Bolling             75     Director                  II        1991

Robert J. Gyurik               51     None                      II     nominee

Michael McGovern, J.D., C.P.A. 54     Director                   I        1997

DIRECTORS WHOSE TERMS
OF OFFICE CONTINUE
AFTER THE MEETING:

James R. Murphy                48     Chairman of the Board,   III        1993
                                      President, Chief
                                      Executive Officer and
                                      Director

Robert M. Stote, M.D.          59     Senior Vice President,   III        1993
                                      Chief Science Officer
                                      and Director

Michael D. Price               40     Vice President, Chief      I        1995
                                      Financial Officer,
                                      Secretary, Treasurer
                                      and Director

BACKGROUND OF NOMINEES

            CHARLES L. BOLLING served from 1968 to 1973 as Vice President of Product Management and Promotion (U.S.), from 1973 to 1977 as Vice President of Commercial Development and from 1977 to 1986 as Director of Business Development (International) at Smith Kline & French Laboratories. Mr. Bolling has been retired since 1986.

            ROBERT J. GYURIK is Manager of Development and Quality Control at Macrochem Corporation, a position he has held since 1993. From 1971 to 1993 Mr. Gyurik worked in various positions at SmithKline Beecham ranging from Associate Senior Investigator in the Nutrition/Production Enhancer Research Group and Pharmaceutical Development Group to Senior Medical Chemist in the Parasitology Research Group. Prior thereto, Mr. Gyurik worked at Schering as a Medicinal Chemist. Mr. Gyurik attended Rutgers University and received a B.A. in Biology and Chemistry from Immaculata College. Mr. Gyurik is a member of the American Chemical Society, International Society for Chronobiology and the New York Academy of Sciences.

            MICHAEL MCGOVERN, J.D., C.P.A. serves as President of McGovern Enterprises, a provider of corporate and financial consulting services, which he founded in 1975. Mr. McGovern is Chairman of the Board of Directors of Specialty Surgicenters, Inc., a developer and operator of outpatient surgical clinics and is the Chairman of the Board of Directors of North Fulton Bancshares, a company that owns and operates banks. Mr. McGovern is also a member of the board of directors of Suburban Lodges of America Inc., a public company that owns and operates extended stay hotels, Career Publishing Network, L.L.C., a publishing company that specializes in career and job fairs for college students, Training Solutions Interactive Inc., a developer and producer of interactive training programs and the Reynolds Development Company, a real-estate development company. Mr. McGovern received a B.S. and M.S. in accounting and his Juris Doctor from the University of Illinois. Mr. McGovern is a Certified Public Accountant and a member of the State Bar of Georgia and the American Bar Association.

BACKGROUND OF CONTINUING DIRECTORS

           JAMES R. MURPHY became President and Chief Operating Officer of the Company on September 7, 1994, was named Chief Executive Officer effective January 1, 1995 and became Chairman of the Board on June 9, 1995. Prior to rejoining the Company, Mr. Murphy served as Vice President of Business
Development at MacroChem Corporation, a publicly owned pharmaceutical company, from March 1993 through September 1994. From September 1992 until March 1993, Mr. Murphy served as a Consultant to the pharmaceutical industry with his primary efforts directed toward product licensing. Prior thereto, Mr. Murphy served as Director - Worldwide Business Development and Strategic Planning of the Company from December 1991 to September 1992. Mr. Murphy previously spent 14 years in basic pharmaceutical research and product development with SmithKline Corporation and in business development with contract research laboratories. Mr. Murphy received a B.A. in Biology from Millersville University.

            ROBERT M. STOTE, M.D. became Senior Vice President and Chief Science Officer of the Company in March 1992. Prior to joining the Company, Dr. Stote was employed for 20 years by SmithKline Beecham Corporation serving as Senior Vice President and Medical Director, Worldwide Medical Affairs from 1989 to 1992, and Vice President-Clinical Pharmacology-Worldwide from 1987 to 1989. From 1984 to 1987 Dr. Stote was Vice President-Phase I Clinical Research, North America. Dr. Stote was Chief of Nephrology at Presbyterian Medical Center of Philadelphia from 1972 to 1989 and was Clinical Professor of Medicine at the University of Pennsylvania. Dr. Stote received a B.S.

in Pharmacy from the Albany College of Pharmacy, an M.D. from Albany Medical College and is Board Certified in Internal Medicine and Nephrology. He was a Fellow in Nephrology and Internal Medicine at the Mayo Clinic and is currently a Fellow of the American College of Physicians.

            MICHAEL D. PRICE became Chief Financial Officer, Vice President/Treasurer and Secretary of the Company in October 1993, April 1993 and November 1992, respectively. He has served the Company in other capacities since March 1992. Prior to joining the Company, Mr. Price was employed as a financial and management consultant with Carr Financial Group in Tampa, Florida from March 1990 to March 1992. Prior thereto, he was employed as Vice President of Finance with Premiere Group, Inc., a real estate developer in Tampa, Florida from June 1988 to February 1990. Prior thereto, Mr. Price was employed by Price Waterhouse in Tampa, Florida from January 1982 to June 1988 where his last position with that firm was as an Audit Manager. Mr. Price received a B.S. in Business Administration with a concentration in Accounting from Auburn University and an M.B.A. from Florida State University. Mr. Price is a Certified Public Accountant in the State of Florida.

COMMITTEES OF THE BOARD OF DIRECTORS; BOARD OF DIRECTORS MEETINGS

            The Board of Directors has an Audit Committee and a Compensation Committee. The Audit Committee recommends to the Board of Directors the appointment of independent auditors to audit the Company's consolidated financial statements, reviews the Company's internal control procedures and advises the Company on tax and other matters connected with the growth of the Company. The Audit Committee also reviews with management the annual audit and other work performed by the independent auditors. The Company's Compensation Committee administers the Company's 1991 Stock Option Plan and reviews and recommends to the Board of Directors the nature and amount of compensation to be paid to the Company's executive officers. The Audit Committee and the Compensation Committee both currently consist of Charles L. Bolling and Michael McGovern.

            During the Company's last fiscal year ended December 31, 1997, the Board of Directors held seven meetings, the Audit Committee held two meetings and the Compensation Committee held three meetings. Each Director attended at least 75% of the total number of meetings of the Board of Directors which were held during the period he or she served as a Director in the fiscal year ended December 31, 1997 and meetings of each Committee on which such Director served.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

            The members of the Compensation Committee during the fiscal year ended December 31, 1997 were Randolph W. Arnegger, Charles L. Bolling, Ehud D. Laska, Michael McGovern and Doris E. Wardell, all of whom are, or were at the time, non-employee Directors. No member of the Compensation Committee has a relationship that would constitute an interlocking relationship with Executive Officers or Directors of another entity.

REMUNERATION OF NON-EMPLOYEE DIRECTORS

            The Company presently pays non-employee Director fees of $3,000 for each face to face meeting of the Board of Directors, $500 for each telephonic meeting, $500 for each committee meeting of the Board of Directors and reimburses expenses incurred in attending meetings. Prior to August 1997, the Company's policy consisted of payment of fees equal to $12,000 per year to non-employee Directors and an award of 200 shares of Common Stock per year to non-employee Directors who serve on committees of the Board of Directors. Total non-employee Director fee payments during the year ended December 31, 1997 were $45,500 and expenses incurred by non-employee Directors in attending meetings which were reimbursed by the Company totaled $3,256. During the year ended December 31, 1997, 600 shares of Common Stock were granted to non-employee Directors. Until June 1997, options to purchase 10,000 shares of Common Stock were automatically granted to each non-employee Director upon his or her election to the Board. As of August 1997, pursuant to a Compensation Policy for non-employee Directors, each non-employee Director shall be automatically granted options to purchase 15,000 shares of Common Stock upon his or her election to the Board. Thereafter, each continuing non-employee Director shall be entitled to receive, annually, options to purchase the number of shares of Common Stock equal to 1/10 of 1% of the number of outstanding shares of Common Stock. During the year ended December 31, 1997, options to purchase 54,000 shares of Common Stock were granted to non-employee Directors of the Company. Such options were granted at prices ranging from $2.69 to $2.88 per share, representing the fair market value of the Common Stock on the dates of grant. These options expire on various dates through November 13, 2007.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

            The following table sets forth the total compensation paid to or accrued by the Company for the account of the current Chief Executive Officer and the executive officers at December 31, 1997 whose total cash compensation for the year ended December 31, 1997 exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                                       Long-Term Compensation
                                                                                 --------------------------------
                                                       Annual Compensation                    Awards                Payouts
                                                -------------------------------  --------------------------------   --------
                                                                                             Securities
                                                                       Other     Restricted  Underlying   LTIP      All
                                                                       Annual    Stock       Options/     Payouts   Other
Name and Principal Position      Year           Salary($)   Bonus($)   Comp.($)  Awards($)   SARs(#)      ($)       Comp.(1)
---------------------------      ----           ---------   --------   --------  ---------   -------      -------   --------
James R. Murphy (2)              Y/E 12/31/97    $245,000    $50,000     --         --           -           --      $4,750
Chairman of the Board,           Y/E 12/31/96    $235,833    $20,000     --         --        600,000        --      $4,750
President, Chief Executive       Y/E 12/31/95    $187,500       --       --         --         50,000        --      $4,620
Officer and Director

Robert M. Stote(3)               Y/E 12/31/97    $225,000       --       --         --           -           --      $4,750
Senior Vice President,           Y/E 12/31/96    $220,417       --       --         --        500,000        --      $4,750
Chief Science Officer and        Y/E 12/31/95    $203,750       --       --         --         37,500        --      $4,620
Director

Michael D. Price(4)              Y/E 12/31/97    $136,378       --       --         --           -           --      $4,750
Vice President, Chief            Y/E 12/31/96    $122,500    $10,000     --         --        400,000        --      $4,750
Financial Officer                Y/E 12/31/95    $114,808       --       --         --         22,500        --      $4,620
Treasurer, Secretary and
Director

---------------
(1) The value of perquisites provided to the named executive officers did not exceed the lesser amount of either $50,000 or 10% of total compensation in any case.

(2) Mr. Murphy, Chairman, President and Chief Executive Officer, has been employed by the Company since September 1994. Mr. Murphy's annual base salary is currently $245,000. During the year ended December 31, 1996, Mr. Murphy was awarded ten-year stock options to purchase 600,000 shares of common stock, of which one-third of such options vested when the closing price of the Company's Common Stock on the American Stock Exchange equaled or exceeded the exercise price of $2.89 for twenty consecutive trading days; one-third will vest and become exercisable when the closing price equals or exceeds the exercise price of $3.68 for twenty consecutive trading days; and one-third will vest and become exercisable when the closing price equals or exceeds the exercise price of $4.73 for twenty consecutive trading days. During the year ended December 31, 1995, Mr. Murphy was awarded stock options to purchase 50,000 shares of Common Stock at $3.75 per share, 50% of which vested on June 12, 1996 and the balance of which vested on June 12, 1997. During the years ended December 31, 1997, 1996 and 1995, the Company provided to Mr. Murphy matching funds totaling $4,750, $4,750 and $4,620, respectively, pursuant to the terms of a Company sponsored 401(k) retirement plan (see "401(k) Retirement Plan").

(3) Dr. Stote, Senior Vice President and Chief Science Officer, has been employed by the Company since March 1992. Dr. Stote's annual base salary is currently $225,000. During the year ended December 31, 1996, Dr. Stote was awarded ten-year stock options to purchase 500,000 shares of Common Stock, of which one-third of such options vested when the closing price of the Company's Common Stock on the American Stock Exchange equaled or exceeded the exercise price of $2.89 for twenty consecutive trading days; one-third will vest and become exercisable when the closing price equals or exceeds the exercise price of $3.68 for twenty consecutive trading days; and one-third will vest and become exercisable when the closing price equals or exceeds the exercise price


               (Footnote explanations continue on following page)
      of $4.73 for twenty consecutive trading days. During the year ended December 31, 1995, Dr. Stote was awarded stock options to purchase 37,500 shares of Common Stock at $3.75 per share, 50% of which vested on June 12, 1996 and the balance of which vested on June 12, 1997. During the years ended December 31, 1997, 1996 and 1995, the Company provided to Dr. Stote matching funds totaling $4,750, $4,750 and $4,620, respectively, pursuant to the terms of a Company sponsored 401(k) retirement plan (see "401(k) Retirement Plan").

(4) Mr. Price, Vice President, Chief Financial Officer, Secretary, and Treasurer has been employed by the Company since March 1992. Mr. Price's annual base salary is currently $150,000. During the year ended December 31, 1996, Mr. Price was awarded ten-year stock options to purchase 400,000 shares of Common Stock, of which one-third of such options vested when the closing price of the Company's Common Stock on the American Stock Exchange equaled or exceeded the exercise price of $2.89 for twenty consecutive trading days; one-third will vest and become exercisable when the closing price equals or exceeds the exercise price of $3.68 for twenty consecutive trading days; and one-third will vest and become exercisable when the closing price equals or exceeds the exercise price of $4.73 for twenty consecutive trading days. During the year ended December 31, 1995, Mr. Price was awarded stock options to purchase 22,500 shares of Common Stock at $3.75 per share, 50% of which vested on June 12, 1996 and the balance of which vested on June 12, 1997. During the years ended December 31, 1997, 1996 and 1995, the Company provided to Mr. Price matching funds totaling $4,750, $4,750 and $4,620, respectively, pursuant to the terms of a Company sponsored 401(k) retirement plan (see "401(k) Retirement Plan").

OPTION/SAR GRANTS IN LAST FISCAL YEAR

            No options  were  granted to the  individuals  listed in the Summary
Compensation   table  during  the  year  ended   December  31,  1997.  No  stock
appreciation rights have been granted to date.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

            The following table sets forth certain information concerning the number of shares of Common Stock acquired upon the exercise of stock options during the year ended December 31, 1997 by, and the number and value at December 31, 1997 of shares of Common Stock subject to unexercised options held by, the individuals listed in the Summary Compensation Table.

                                                       Number of
                                                       Securities             Value of
                                                       Underlying             Unexercised
                                                       Unexercised            In-The-Money
                                                       Options/SARs At        Options/SARs At
                         Shares                        Fiscal Year End (#)    Fiscal Year End($)
                         Acquired         Value        Exercisable/           Exercisable/
Name                     On Exercise(#)   Realized($)  Unexercisable          Unexercisable(1)
----------------------   ---------------  -----------  --------------------   -----------------
James R. Murphy              --                --       253,000 / 400,000          -0- / -0-
Robert M. Stote, M.D.        --                --       239,166 / 333,333          -0- / -0-
Michael D. Price             --                --       165,833 / 266,667          -0- / -0-


----------------

(1) Represents the closing price of the Company's Common Stock on the American Stock Exchange on December 31, 1997 minus the respective exercise prices.

LONG-TERM INCENTIVE PLAN AWARDS IN LAST FISCAL YEAR

            No long-term incentive plan awards were granted to the individuals listed in the Summary Compensation table during the year ended December 31, 1997.

EMPLOYMENT AGREEMENTS

            Mr. James R. Murphy, Chairman of the Board, President and Chief Executive Officer, entered into an employment agreement with the Company dated as of June 12, 1995 which term has been extended through June 12, 1999. Under the terms of this agreement, as amended, Mr. Murphy's annual base salary is $245,000. The agreement with Mr. Murphy also provides for bonuses at the recommendation and discretion of the Compensation Committee of the Company's Board of Directors and a severance payment equal to two years salary and immediate vesting of all outstanding stock options upon termination following a change in control of the Company. Pursuant to the agreement, if terminated without cause, Mr. Murphy will be entitled to a severance payment equal to one year salary and immediate vesting of all outstanding stock options.

            Dr. Robert M. Stote, Senior Vice President and Chief Science Officer, entered into an employment agreement with the Company dated as of June 12, 1995 providing for an initial term which expired on June 12, 1998. This agreement has been extended for three months through September 12, 1998. Under the terms of this agreement, as amended, Dr. Stote's annual base salary is $225,000. The agreement with Dr. Stote also provides for bonuses at the recommendation and discretion of the Compensation Committee of the Company's Board of Directors and a severance payment equal to two years salary and immediate vesting of all outstanding stock options upon termination following a change in control of the Company. Pursuant to the agreement, if terminated without cause, Dr. Stote will be entitled to a severance payment equal to one year salary and immediate vesting of all outstanding stock options. The terms of Dr. Stote's future involvement are currently under negotiation.

            Mr. Michael D. Price, Vice President, Chief Financial Officer, Secretary and Treasurer, entered into an employment agreement with the Company dated as of June 12, 1995 which term has been extended through June 12, 1999. Under the terms of this agreement, as amended, Mr. Price's annual base salary is $150,000. The agreement with Mr. Price also provides for bonuses at the recommendation and discretion of the Compensation Committee of the Company's Board of Directors and a severance payment equal to two years salary and immediate vesting of all outstanding stock options upon termination following a change in control of the Company. Pursuant to the agreement, if terminated without cause, Mr. Price will be entitled to a severance payment equal to one year salary and immediate vesting of all outstanding stock options.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

            Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors, and any persons who own more than 10% of any class of the Company's equity securities, to file certain reports relating to their ownership of such securities and changes in such ownership with the Securities and Exchange Commission, the American Stock Exchange and the Pacific Stock Exchange and to furnish the Company with copies of such reports. To the Company's knowledge, during the year ended December 31, 1997, all Section 16(a) filing requirements have been satisfied.

1991 STOCK OPTION PLAN

            The Company's 1991 Stock Option Plan (the "1991 Plan") was unanimously adopted by the Board of Directors on September 30, 1991, approved by the Stockholders at the December 1991 Annual Meeting of Stockholders and amended to increase the number of shares available under the plan to an aggregate of 500,000 by the Stockholders at the February 1993, June 1994 and June 1997 Annual Meeting of Stockholders. The purpose of the 1991 Plan is to promote the interests of the Company in attracting and retaining employees (including Officers) and experienced and knowledgeable non-employee Directors for the Company and its subsidiaries, by enabling them to acquire or increase a proprietary interest in the Company, to benefit from appreciation in the value of the Company's Common Stock and, thus, participate in the long-term growth of the Company.

            During the fiscal year ended December 31, 1997, options to purchase 10,000 shares of Common Stock were granted to an employee of the Company who is not an executive officer. Such options were granted at a price of $2.88 per share, representing the fair market value of the Common Stock on the date of grant. These options expire on August 12, 2007.

401(k) RETIREMENT PLAN

            The Company sponsors a 401(k) retirement plan (the "401(k) Plan") under which eligible employees may contribute, on a pre-tax basis, between 1% to 15% of their respective total annual income from the Company, subject to maximum aggregate annual contribution imposed by the Internal Revenue Code of 1986, as amended. All full-time employees who have worked for the Company for at least six months are eligible to participate in the 401(k) Plan. All employee contributions are allocated to the employee's individual account and are invested in various investment options as directed by the employee. Cash contributions are fully vested and nonforfeitable. The Company made matching contributions to the 401(k) Plan for the 1997 fiscal year in the amount of $27,208 and is continuing to match 50% of each eligible employee's contribution in fiscal 1998.

COMPENSATION COMMITTEE REPORT

            The Compensation Committee of the Board of Directors, which is comprised of two non-employee Directors of the Company, determines, to the extent not fixed pursuant to the terms of applicable employment agreements, the compensation of the Chief Executive Officer, other employee members of the Board of Directors, and all other employees whose annual compensation exceeds $50,000. The compensation levels of such officers, Directors and employees are subject to the approval of the Board of Directors.

            The Compensation Committee, being responsible for overseeing and approving executive compensation and grants of stock options, is in a position to appropriately balance the current cash compensation considerations with the longer-range incentive-oriented growth outlook associated with stock options.

            The main objectives of the Company's compensation structure include rewarding individuals for their respective contributions to the Company's performance, providing executive officers with a stake in the long-term success of the Company and providing compensation programs and policies that will attract and retain qualified executive personnel. The Board of Directors and the Compensation Committee place a great deal of importance on job security and recognize that by offering executives protection against job loss, it can be more successful in recruiting experienced executives from large, established pharmaceutical companies to relocate with the Company in Florida. Historically, the members of the Board of Directors and the Compensation Committee have chosen to achieve these objectives through salary increases, bonuses and periodic stock option grants. The Committee considered each of these factors in approving the compensation for Mr. Murphy, who serves as Chief Executive Officer.

            The Compensation Committee considers, among other things, the performance of the Company, improvement in financial position, strategic alliances, acquisition of products, product registration, raising of capital, compensation levels in competing companies, individual contributions to the Company and the length of service with the Company. The Compensation Committee also considered independent surveys of executive compensation of similarly situated companies.

            Compensation through the periodic grant of stock options under the Company's stock option plans is intended to coordinate executives' and stockholders' long-term interests by creating a direct link between a portion of executive compensation and increases in the price of Common Stock and the long-term success of the Company. This method of compensation also permits the Company to preserve its cash resources.

            Although the extraordinary individual contributions of each executive officer must be recognized when appropriate, it can be expected that any future substantial increases in executive compensation will be based upon the satisfaction of pre-established individual objectives, corporate milestones and financial performance of the Company.

COMPENSATION COMMITTEE
Charles L. Bolling
Michael McGovern


COMMON STOCK PERFORMANCE

            The graph presented below compares the cumulative total stockholder return on the Company's Common Stock for the five years ended December 31, 1997 with the cumulative total stockholder return for such period reflected in both the Standard and Poor's (S&P) 500 Stock Index and a peer group index of four competing pharmaceutical companies (Andrx Corp., Biovail Corp. International, Noven Pharmaceuticals, Inc. and Theratech Inc. Utah). The graph (and the information relating to it) was obtained by the Company from S&P. The comparative returns shown in the graph assume (i) the investment of $100 in the Company's Common Stock, the common stock of the companies included in the S&P 500 Stock Index and the common stock of the four peer group companies at the market close on December 31, 1992 and (ii) the reinvestment of all dividends.


                                 [GRAPH OMITTED]

                TOTAL STOCKHOLDER RETURNS - DIVIDENDS REINVESTED



                                                ANNUAL RETURN PERCENTAGE
                                               Years Ended December 31,
                                     -------------------------------------------
COMPANY/INDEX                          1993     1994     1995     1996     1997
-------------                         ------   ------   ------   ------   ------

Bentley Pharmaceuticals               -60.00   -80.00   -55.00    16.67    -9.52
S&P 500 Index                          10.08     1.32    37.58    22.96    33.36
Peer Group                              4.74   -23.16   157.26     6.82    23.84



                                          INDEXED RETURNS
                                      Years Ended December 31,
                         ----------------------------------------------------
COMPANY/INDEX             1992      1993    1994     1995     1996      1997
-------------            ------   ------   ------   ------   ------    ------

Bentley Pharmaceuticals    100     40.00     8.00     3.60     4.20      3.80
S&P 500 Index              100    110.08   111.53   153.45   188.68    251.63
Peer Group                 100    104.74    80.48   207.04   221.16    273.89


PEER GROUP COMPANIES:
---------------------

Andrx Corp - included from 1997
Biovail Corp International - included from 1995 forward
Noven Pharmaceuticals Inc. - included in all years
Theratech Inc. Utah - included from 1993 forward

                                  MISCELLANEOUS

VOTING REQUIREMENTS

            Directors are elected by a plurality of the votes cast at the Meeting at which a quorum is present (Proposal 1). Abstentions and broker non-votes with respect to any matter are not considered cast with respect to that matter.

INDEPENDENT AUDITORS

            The Audit Committee of the Board of Directors of the Company selected Deloitte & Touche LLP to serve as the Company's independent auditors for the year ended December 31, 1997 and for the year ending December 31, 1998. Representatives of Deloitte & Touche LLP will not be present at the Meeting.

STOCKHOLDER PROPOSALS

            From time to time stockholders may present proposals for consideration at a meeting which may be proper subjects for inclusion in the proxy statement and form of proxy related to that meeting. Stockholder proposals intended to be included in the Company's proxy statement and form of proxy relating to the Company's 1999 Annual Meeting of Stockholders must be received by the Company at its principal offices, One Urban Centre, Suite 548, 4830 West Kennedy Blvd., Tampa, Florida 33609 by February 10, 1999. Any such proposals, as well as any questions relating thereto, should be directed to the Secretary of the Company at such address.

ADDITIONAL INFORMATION

            The cost of solicitation of Proxies, including the cost of reimbursing banks, brokers and other nominees for forwarding Proxy solicitation material to the beneficial owners of shares held of record by them and seeking instructions from such beneficial owners, will be borne by the Company. The Company has engaged Morrow & Co., Inc. to solicit Proxies and has agreed to pay Morrow & Co., Inc. a fee of $4,000 plus their accountable expenses in connection with the solicitation. Proxies may also be solicited without extra compensation by certain officers and regular employees of the Company. Proxies may be solicited by mail and, if determined to be necessary, by telephone, telegraph or personal interview.

OTHER MATTERS

            Management does not intend to bring before the Meeting any matters other than those specifically described above and knows of no matters other than the foregoing to come before the Meeting. If any other matters or motions properly come before the Meeting, it is the intention of the persons named in the accompanying Proxy to vote such Proxy in accordance with their judgment on such matters or motions, including any matters dealing with the conduct of the Meeting.

                                              By Order of the Board of Directors

                                              /S/ MICHAEL D. PRICE

                                              MICHAEL D. PRICE
                                              Secretary


Tampa, Florida
July 2, 1998

                          BENTLEY PHARMACEUTICALS, INC.


                 ANNUAL MEETING OF STOCKHOLDERS - July 29, 1998
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


            The undersigned hereby appoints, as proxies for the undersigned, James R. Murphy, Dr. Robert M. Stote and Michael D. Price and each of them, with full power of substitution, to vote all shares of Common Stock of the undersigned in Bentley Pharmaceuticals, Inc. (the "Company") at the Annual Meeting of Stockholders of the Company to be held at Castellana Inter-Continental Hotel, Paseo de la Castellana, 49, Madrid, Spain, 28046 on July 29, 1998, at 9:00 a.m., local time (the receipt of Notice of which meeting and the Proxy Statement accompanying the same being hereby acknowledged by the undersigned), or at any adjournments thereof, upon the matters described in the Notice of Annual Meeting and Proxy Statement and upon such other business as may properly come before such meeting or any adjournments thereof, hereby revoking any proxies heretofore given.

            Each properly executed proxy will be voted in accordance with the specifications made on the reverse side hereof. If no specifications are made, the shares represented by this proxy will be voted "FOR" the listed nominees.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

Election of Directors:

FOR ALL NOMINEES       |_|                 WITHHOLD AUTHORITY             |_|
                                           to vote for all nominees

Nominees:  Charles L. Bolling, Robert J. Gyurik and Michael McGovern

(INSTRUCTION: To withhold authority for any individual nominee, strike a line through the nominee's name on the list above.)

                                    NOTE:  Please  date  and sign  your  name or
                                    names  exactly  as  set  forth  hereon.   If
                                    signing     as      attorney,      executor,
                                    administrator, trustee or guardian, please indicate the capacity in which you are acting. Proxies by corporations should be signed by a duly authorized officer and should bear the corporate seal.

                                    Dated: _______________________________, 1998

                                    ____________________________________________

                                    ____________________________________________
                                    Signature of Stockholder(s)

                                    ____________________________________________
                                    Print Name(s)


Please Sign and Return the Proxy Promptly in the Enclosed Envelope.